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             3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

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                                                                 March 31, 2008
Dear Shareholder:

    The Sound Shore Fund ended March 31, 2008 with a net asset value of $32.67 per share. The first quarter total decline of -8.43% was ahead of the Standard & Poor's 500 Index ("S&P 500"), which dropped -9.44%, and behind the Dow Jones Industrial Average ("Dow Jones"), which was down -7.00%.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2008 WERE -5.88%, 13.81%, 5.38%, AND 10.84%, RESPECTIVELY. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING GROSS EXPENSE RATIO IS .93%. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    Global stock markets sold off broadly in the first quarter as the economy weakened further and as the capital markets' deleveraging process intensified. Deteriorating housing and other economic data appeared to be comparable to past recessions, especially some of the steeper ones. Meanwhile, liquidity concerns heightened with the mid-March run on Bear Stearns, whose prime brokerage clients apparently withdrew $100 billion, or 25 percent, of their balances in less than a week. Parenthetically, a couple of those larger clients were reported to have been shorting Bear Stearns stock. As many investors were shedding financial assets, they piled into materials, driving up prices for crude oil, gold, industrial metals, and agricultural products, many to record highs. Despite the gloom, however, the quarter actually ended on a better note after the US Federal Reserve lowered its target Federal Funds rate by an additional 0.75%, and also provided direct funding access for major investment banks for the first time since the 1930s.

    Two of Sound Shore's better first quarter performers, Boston Scientific Corp. (Boston) and Comcast Corp. (Class A, Common Stock) made solid rebounds after lagging in 2007. Cardiac device manufacturer Boston was up 11% after firm-wide cost cutting efforts yielded better than expected fourth quarter earnings. Further, end-market demand for drug coated stents, its core product, appeared to improve especially versus low expectations.

    Cable leader Comcast, meanwhile, unexpectedly forecast higher free cash flow and lower capital spending for 2008 leaving financial room for the company to initiate its first-ever annual dividend and a $7 billion share repurchase plan, all of which helped the stock. Given a 6.5 times 2008 cash flow valuation and estimated operating income growth of more than 10%, Comcast shares appear attractively valued.

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    As an interesting offset, our two biggest laggards in the first quarter,
CIGNA Corp. and Flextronics International, Ltd. (Flextronics), were among our stronger performers in 2007. Health insurer CIGNA declined 24% after a large competitor, WellPoint, reported worse than expected medical cost trends. CIGNA's business, by contrast, does not appear to be facing the same cost pressures and is profitably taking market share. As well, capital allocation at the company continues to include healthy share repurchases - CIGNA has reduced its shares outstanding by one-third since 2003. We used the pullback in the stock to add to our long-held position.

    Similarly, Flextronics was down primarily due to lower guidance at one of its larger electronics manufacturing peers. However, Flextronics is actually gaining market share and profitability at the expense of its competitors. Fueled by significant new customer wins over the past two years, we believe Flextronics captured virtually all of the industry's revenue and profit growth in 2007 and also earned more than its top 5 US competitors combined. While Flextronics' progress could be impacted by any slowdown in the electronics industry, their global diversification may help to dampen the effect during this cycle. Valued at 9 times 2008 consensus earnings and with significant synergies from its recent Solectron acquisition still to be realized, we used the pullback in the first quarter to increase our investment.

    The reset of credit markets has removed leverage from the equity market as well. The S&P 500 declined by almost 20% from its third quarter 2007 peak, while 2008 consensus earnings estimates have been reduced about 10% and still project reasonable growth. As a result, the market's 2008 price to earnings ratio (P/E) has contracted to less than 15 times. This more risk averse backdrop may provide us with better investment opportunities particularly given our emphasis on understanding the earnings and franchise quality of the companies in which we invest.

    As always, many thanks for your investment alongside us in Sound Shore.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

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    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN
DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PRICE TO EARNINGS (P/E) RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. FREE CASH FLOW YIELD IS THE OVERALL RETURN EVALUATION RATIO OF A STOCK, WHICH STANDARDIZES THE FREE CASH FLOW PER SHARE A COMPANY IS EXPECTED TO EARN AGAINST ITS MARKET PRICE PER SHARE. PERCENT OF NET ASSETS AS OF 3/31/08: BEAR STEARNS: 0.00%; BOSTON SCIENTIFIC CORP.: 3.24%; CIGNA CORP.: 3.14 %; COMCAST CORP. (CLASS A, COMMON STOCK): 3.14%; FLEXTRONICS INTERNATIONAL, LTD.: 3.13%; AND SOLECTRON: 0.00%.

    THE FUND MAY INVEST IN MEDIUM-SIZED COMPANIES, WHICH INVOLVES GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 3/31/08 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND SERVICES, LLC.

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          MARCH 31, 2008 (UNAUDITED)

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
                                              SHARE        MARKET
                                              AMOUNT       VALUE
                                             --------- --------------
           COMMON STOCK (97.4%)
           ----------------------------------------------------------
           AUTO (0.8%)
           Goodyear Tire & Rubber Co. +        695,900 $   17,954,220
                                                       --------------
           CONSUMER DISCRETIONARY (16.1%)
           Apollo Group, Inc., Class A +       551,000     23,803,200
           Comcast Corp., Class A            3,881,400     75,066,276
           Interpublic Group of Cos., Inc. + 7,774,100     65,380,181
           Time Warner, Inc.                 5,087,100     71,321,142
           Walt Disney Co.                   2,475,200     77,671,776
           Washington Post Co., Class B        108,290     71,633,835
                                                       --------------
                                                          384,876,410
                                                       --------------
           CONSUMER STAPLES (5.4%)
           Kimberly-Clark Corp.                883,500     57,029,925
           Unilever NV NY                    2,121,300     71,551,449
                                                       --------------
                                                          128,581,374
                                                       --------------
           DIVERSIFIED FINANCIALS (8.1%)
           Bank of America Corp.             1,240,300     47,019,773
           Credit Suisse Group ADR           1,591,800     80,990,784
           Invesco, Ltd.                     2,655,200     64,680,672
                                                       --------------
                                                          192,691,229
                                                       --------------
           ENERGY (13.2%)
           El Paso Corp.                     4,846,100     80,639,104
           Halliburton Co.                     652,000     25,643,160
           Pioneer Natural Resources Co.     1,683,900     82,713,168
           Royal Dutch Shell plc ADR           873,500     60,254,030
           Spectra Energy Corp.              2,944,900     66,996,475
                                                       --------------
                                                          316,245,937
                                                       --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          MARCH 31, 2008 (UNAUDITED)

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
                                           SHARE        MARKET
                                           AMOUNT       VALUE
                                          --------- --------------
             HEALTH CARE (12.2%)
             Baxter International, Inc.     628,700 $   36,351,434
             Boston Scientific Corp. +    6,009,100     77,337,117
             Cardinal Health, Inc.          984,500     51,696,095
             CIGNA Corp.                  1,849,200     75,022,044
             Kinetic Concepts, Inc. +     1,110,000     51,315,300
                                                    --------------
                                                       291,721,990
                                                    --------------
             INDUSTRIALS (8.4%)
             General Electric Co.         2,418,400     89,504,984
             Southwest Airlines Co.       5,103,500     63,283,400
             Waste Management, Inc.       1,434,500     48,141,820
                                                    --------------
                                                       200,930,204
                                                    --------------
             INSURANCE (7.1%)
             AON Corp.                    1,471,100     59,138,220
             Marsh & McLennan Cos., Inc.  2,004,500     48,809,575
             Unum Group                   2,806,600     61,773,266
                                                    --------------
                                                       169,721,061
                                                    --------------
             MATERIALS (2.8%)
             Barrick Gold Corp.             789,600     34,308,120
             Newmont Mining Corp.           729,400     33,041,820
                                                    --------------
                                                        67,349,940
                                                    --------------
             PHARMACEUTICALS (6.5%)
             Barr Pharmaceuticals, Inc. + 1,576,900     76,180,039
             Pfizer, Inc.                 3,802,400     79,584,232
                                                    --------------
                                                       155,764,271
                                                    --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          MARCH 31, 2008 (UNAUDITED)

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
                                                                            SHARE        MARKET
                                                                            AMOUNT       VALUE
                                                                          ---------- --------------
TECHNOLOGY (13.7%)
Flextronics International, Ltd. +                                          7,952,400 $   74,673,036
Hewlett Packard Co.                                                        1,181,600     53,951,856
Sun Microsystems, Inc. +                                                   3,564,200     55,352,026
Symantec Corp. +                                                           2,446,600     40,662,492
Texas Instruments, Inc.                                                    2,095,800     59,248,266
Western Digital Corp. +                                                    1,566,500     42,358,160
                                                                                     --------------
                                                                                        326,245,836
                                                                                     --------------
UTILITIES (3.1%)
AES Corp. +                                                                4,382,400     73,054,608
                                                                                     --------------
TOTAL COMMON STOCK (COST $2,277,370,065)                                             $2,325,137,080
                                                                                     --------------

SHORT-TERM INVESTMENTS (3.3%)
----------------------------------------------------------------------------------------------------
MONEY MARKET FUND (3.3%)
Citi/SM/ Institutional Liquid Reserves, Class A, 3.37% (cost $77,962,775) 77,962,775 $   77,962,775
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $77,962,775)                                      $   77,962,775
TOTAL INVESTMENTS (100.7%) (COST $2,355,332,840) *                                   $2,403,099,855
OTHER ASSETS LESS LIABILITIES (-0.7%)                                                   (16,154,273)
                                                                                     --------------
NET ASSETS (100.0%) (SHARES OUTSTANDING 73,051,562)                                  $2,386,945,582
                                                                                     ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                            $        32.67
                                                                                     ==============

+ Non-income producing security.
ADR -- American Depositary Receipt.

* Cost for Federal income tax purposes is $ 2,362,870,523 and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $ 173,540,587
                  Gross Unrealized Depreciation  (133,311,255)
                                                -------------
                  Net Unrealized Appreciation   $  40,229,332
                                                =============

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          MARCH 31, 2008 (UNAUDITED)

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In September 2006, the Financial Accounting Standards Board issued Statement of
Financial Accounting Standards No. 157, "FAIR VALUE MEASUREMENTS" ("SFAS 157".) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 -- quoted prices in active markets for identical assets
Level 2 -- other significant inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2008:

                  VALUATION INPUTS  INVESTMENTS IN SECURITIES
                  ----------------  -------------------------
                  Level 1                $2,325,137,080
                  Level 2                    77,962,775
                  Level 3                            --
                                         --------------
                  Total Investments      $2,403,099,855

THE PORTFOLIO OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND'S AUDITED ANNUAL REPORT OR SEMI-ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT THE FUND'S SECURITY VALUATION POLICIES AND ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

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INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Columbus, Ohio

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Columbus, Ohio

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

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107-QR-0508

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road
Columbus, OH 43219
http://www.soundshorefund.com

QUARTERLY LETTER TO SHAREHOLDERS
(Unaudited)

MARCH 31, 2008

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